UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2015

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-05555
(Address of principal executive offices)		(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 23, 2015, the Company mailed a letter to shareholders regarding its financial results for the quarter ended September 30, 2015, and certain financial information for that period. A copy of the letter to shareholders is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The letter to shareholders is furnished herein, as part of this Item 2.02, as Exhibit 99.1. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 23, 2015, the Company first utilized an investor presentation reflecting the Company’s financial results for the quarter ended September 30, 2015, and certain financial information for that period. A copy of the investor presentation is attached as Exhibit 99.2 hereto and incorporated by reference herein.

The investor presentation is furnished herein, as part of this Item 7.01, as Exhibit 99.2. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.2 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS.

On October 23, 2015, the Company mailed a letter to shareholders regarding its financial results for the quarter ended September 30, 2015, and certain financial information for that period. In addition, on October 23, 2015, the Company first utilized an investor presentation reflecting the Company’s fiscal results for the quarter ended September 30, 2015, and certain financial information for that period.

Forward Looking Statements.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on the Company’s current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as amended, which has been filed with the Securities and Exchange Commission (the “SEC”) and is available on the Company’s website (www.farmersbankgroup.com) and on the SEC’s website (www.sec.gov). Factors that may cause or contribute to these differences also include, without limitation, the Company’s failure to integrate Tri-State 1st Banc, Inc. (“TSOH”) and its subsidiary in accordance with expectations; deviations from performance expectations related to TSOH and its subsidiary; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by the Company’s subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in the Company’s filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on the Company’s behalf. The Company assumes no obligation to update any forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Letter to Shareholders, dated October 23, 2015 (filed herewith).

99.2	Investor Presentation (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: October 23, 2015